POSTRETIREMENT BENEFITS AND EMPLOYEE STOCK OWNERSHIP PLAN - AMOUNTS EXPECTED TO BE AMORTIZED FROM ACCUMULATED OTHER COMPREHENSIVE INCOME INTO NET PERIODIC BENEFIT COST (Details) - Scenario, Forecast [Member]
$ in Millions
12 Months Ended
Jun. 30, 2016 USD ($)
Pension Benefits
Net actuarial loss	$ 270
Prior service cost (credit)	30
Other Retiree Benefits
Net actuarial loss	78
Prior service cost (credit)	$ (52)